PRESS RELEASE

Contacts:


Martin C. Cunningham                                      Keith R. Knox
Chairman & CEO                                            President
201-216-0100                                              201-216-0100


FOR IMMEDIATE RELEASE                                          NOVEMBER 29, 2006



          HUDSON HOLDING CORPORATION ISSUES $5.7 MILLION OF SECURITIES



JERSEY CITY, NJ, NOVEMBER 29, 2006: HUDSON HOLDING CORPORATION ("Hudson"; OTC Bulletin Board: HDHL.OB-News) announced that on November 28, 2006 it closed on a private placement of $5.7 million of securities, with net proceeds to Hudson of $5.5 million after deducting placement agent fees. As a result of the financing, Hudson's total capital now exceeds $13.5 million. The Company intends to use the proceeds for technology, new office locations, working capital and general corporate purposes.

In connection with the financing, Hudson issued 9,575,325 shares of common stock, plus warrants to purchase an additional 5,362,181 shares of common stock (including 574,520 assigned to the placement agent) anytime during the succeeding five years at a price of $0.85 per share. The investment group included hedge funds, professional investors and individual investors. In addition, Mr. Kenneth Pasternak maintained a 24% beneficial ownership interest by purchasing additional shares in this private placement.

 "We're excited to achieve another milestone as we further expand our presence in the marketplace" said Marty Cunningham, Hudson's Chairman and Chief Executive Officer. "The private placement will enable us to enhance our product and service offerings for clients and further grow our capacity" Mr. Cunningham continued. "A portion of the proceeds will be invested in Hudson Technologies Inc. to develop proprietary trading applications and a portion will be invested in Hudson Securities, Inc. in order to expand our professional trading and sales staff".

The private placement was made exclusively to accredited investors in a private transaction under Regulation D, exempt from the registration requirements of the Securities Act of 1933, as amended. Additional details will be provided in Hudson's forthcoming current report on Form 8-K, which will soon be filed with the Securities and Exchange Commission.

Hudson Holding Corporation is a holding company and is the parent of Hudson Securities, Inc. and Hudson Technologies Inc. Hudson Securities is a registered broker-dealer under the Securities Exchange Act of 1934, a member of the National Association of Securities Dealers, Inc. and meets the liquidity needs of brokers, dealers, institutions and asset managers by making markets in over 8,000 securities, including New York Stock Exchange listed, NASDAQ, OTC Bulletin Board, Pink Sheet and foreign listed securities. Hudson Technologies provides technology services to Hudson Securities and client companies.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFERING WOULD BE UNLAWFUL.

CERTAIN STATEMENTS CONTAINED HEREIN CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY'S INDUSTRY, MANAGEMENT'S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT. READERS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. BECAUSE SUCH STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, THE ACTUAL RESULTS AND PERFORMANCE OF THE COMPANY MAY DIFFER MATERIALLY FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, THE COMPANY ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE HERE; HOWEVER, READERS SHOULD REVIEW CAREFULLY REPORTS OR DOCUMENTS THE COMPANY FILES PERIODICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION.